Exhibit (10-1)

                      THE PROCTER & GAMBLE 1992 STOCK PLAN
                           (as amended July 11, 2000)

ARTICLE A -- PURPOSE.

     The purpose of The Procter & Gamble 1992 Stock Plan (hereinafter referred to as the "Plan") is to encourage those employees of The Procter & Gamble Company (hereinafter referred to as the "Company") and its subsidiaries who are largely responsible for the long-term success and development of the business to strengthen the alignment of interests between employees and the Company's shareholders through the increased ownership of shares of the Company's Common Stock, and to encourage those employees to remain in the employ of the Company and its subsidiaries. This will be accomplished through the granting to employees of options to purchase shares of the Common Stock of the Company, payment of a portion of the employees' remuneration in shares of the Common Stock, and the granting to them by the Company and a subsidiary, if appropriate, of deferred awards related to the increase in the price of the Common Stock of the Company as provided by the terms and conditions set forth in the Plan.

ARTICLE B -- ADMINISTRATION.

     1. The Plan shall be administered by the Compensation Committee (hereinafter referred to as the "Committee") of the Board of Directors of the Company (hereinafter referred to as the "Board"), or such other committee as may be designated by the Board. The Committee shall consist of not less than three
(3) members of the Board who are neither officers nor employees, or members of the Board who are "Non-Employee Directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (hereinafter referred to as the "1934 Act"), or any successor rule or definition adopted by the Securities and Exchange Commission, to be appointed by the Board from time to time and to serve at the discretion of the Board.

     2. It shall be the duty of the Committee to administer this Plan in accordance with its provisions, to report thereon not less than once each year to the Board and to make such recommendations of amendments or otherwise as it deems necessary or appropriate. A decision by a majority of the Committee shall govern all actions of the Committee.

     3. Subject to the express provisions of this Plan, the Committee shall have authority: to grant nonstatutory and incentive stock options; to grant to recipients stock appreciation rights either freestanding, in tandem with simultaneously granted stock options, or in parallel with simultaneously granted stock options; to award a portion of a recipient's remuneration in shares of Common Stock of the Company subject to such conditions or restrictions, if any, as the Committee may determine; to determine all the terms and provisions of the respective stock option, stock appreciation right, and stock award agreements including setting the dates when each stock option or stock appreciation right or part thereof may be exercised and determining the conditions and restrictions, if any, of any shares of Common Stock acquired through the exercise of any stock option; and to make all other determinations it deems necessary or advisable for administering this Plan; provided, however, the Committee shall have the further authority to:

     (a)  waive the provisions of Article F, paragraph 1(a);

     (b)  waive the provisions of Article F, paragraph 1(b);

     (c)  waive the provisions of Article G, paragraph 4(a); and

     (d) impose conditions at time of grant in lieu of those set forth in Article G, paragraphs 4 through 7, for nonstatutory stock options, stock appreciation rights, and stock award grants which do not increase or extend the rights of the recipient, to take into consideration the differences, limitations, and requirements of foreign laws or conditions including tax regulations, exchange controls or investment restrictions, possible unenforceability of any part of this Plan, or other matters deemed appropriate by it.

     4. The Committee may establish from time to time such regulations, provisions, and procedures within the terms of this Plan as, in its opinion, may be advisable in the administration of this Plan.

     5. The Committee may designate the Secretary of the Company or other employees of the Company to assist the Committee in the administration of this Plan and may grant authority to such persons to execute documents on behalf of the Committee.

ARTICLE C -- PARTICIPATION.

     The Committee shall select those employees of the Company and its subsidiaries who, in the opinion of the Committee, have demonstrated a capacity for contributing in a substantial manner to the success of such companies and shall determine the number of shares of the Common Stock of the Company to be transferred under this Plan subject to such conditions or restrictions as the Committee may determine and the number of shares with respect to which stock options or stock appreciation rights will be granted. The Committee may consult with the Chief Executive, but nevertheless the Committee has the full authority to act, and the Committee's actions shall be final.

ARTICLE D -- LIMITATION ON NUMBER OF SHARES FOR THE PLAN.

     1. Unless otherwise authorized by the shareholders, the maximum aggregate number of shares available for award under this Plan for each calendar year the Plan is in effect shall be one percent (1%) of the total issued shares of Common Stock of the Company as of June 30 of the immediately preceding fiscal year.

     2. Any of the authorized shares may be used in respect of any of the types of awards described in this Plan, except that no more than twenty-five percent (25%) of the authorized shares in any calendar year may be issued as restricted or unrestricted stock and no more than 50,000,000 of the authorized shares during the term of the Plan may be issued as incentive stock options.

     3. Any authorized shares not used in a calendar year shall be available for awards under this Plan in succeeding calendar years.

ARTICLE E -- SHARES SUBJECT TO USE UNDER THE PLAN.

     1. The shares to be delivered by the Company upon exercise of stock options or stock appreciation rights shall be either authorized but unissued shares or treasury shares, as determined by the Board. In the case of redemption of stock appreciation rights by one of the Company's subsidiaries, such shares shall be shares acquired by that subsidiary. Notwithstanding any terms or conditions contained herein, the shares to be delivered by the Company upon exercise of stock options or stock appreciation rights by a participant located in Italy shall be authorized but unissued shares.

     2. For purposes of this Plan, restricted or unrestricted stock awarded under the terms of this Plan shall be authorized but unissued shares, treasury shares, or shares acquired for purposes of the Plan by the Company or a subsidiary, as determined by the Board.

ARTICLE F -- STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

     1. In addition to such other conditions as may be established by the Committee, in consideration of the granting of stock options or stock appreciation rights under the terms of this Plan, the recipient agrees as follows:

     (a) The right to exercise any stock option or stock appreciation right shall be conditional upon certification by the recipient at time of exercise that the recipient intends to remain in the employ of the Company or one of its subsidiaries (except in cases of retirement, disability or Special Separation as defined in section 6 of Article G) for at least one (1) year following the date of the exercise of the stock option or stock appreciation right, and,

     (b) In order to better protect the goodwill of the Company and its subsidiaries and to prevent the disclosure of the Company's or it subsidiaries' trade secrets and confidential information and thereby help insure the long-term success of the business, the recipient, without prior written consent of the Company, will not engage in any activity or provide any services, whether as a director, manager, supervisor, employee, adviser, consultant or otherwise, for a period of three (3) years following the date of the recipient's termination of employment with the Company (except for terminations of employment resulting from retirement or Special Separation), in connection with the manufacture, development, advertising, promotion, or sale of any product which is the same as or similar to or competitive with any products of the Company or its subsidiaries (including both existing products as well as products known to the recipient, as a consequence of the recipient's employment with the Company or one of its subsidiaries, to be in development):

          (1) with respect to which the recipient's work has been directly concerned at any time during the two (2) years preceding termination of employment with the Company or one of its subsidiaries or

          (2) with respect to which during that period of time the recipient, as a consequence of the recipient's job performance and duties, acquired knowledge of trade secrets or other confidential information of the Company or its subsidiaries.

          For purposes of this section, it shall be conclusively presumed that recipients have knowledge of information they were directly exposed to through actual receipt or review of memos or documents containing such information, or through actual attendance at meetings at which such information was discussed or disclosed.

     (c) The provisions of this Article are not in lieu of, but are in addition to the continuing obligation of the recipient (which recipient hereby acknowledges) to not use or disclose the Company's or its subsidiaries' trade secrets and confidential information known to the recipient until any particular trade secret or confidential information become generally known (through no fault of the recipient), whereupon the restriction on use and disclosure shall cease as to that item. Information regarding products in development, in test marketing or being marketed or promoted in a discrete geographic region, which information the Company or one of its subsidiaries is considering for broader use, shall not be deemed generally known until such broader use is actually commercially implemented. As used in this Article, "generally known" means known throughout the domestic U. S. industry or, in the case of recipients who have job responsibilities outside of the United States, the appropriate foreign country or countries' industry.

     (d) By acceptance of any offered stock option or stock appreciation rights granted under the terms of this Plan, the recipient acknowledges that if the recipient were, without authority, to use or disclose the Company's or any of its subsidiaries' trade secrets or confidential information or threaten to do so, the Company or one of its subsidiaries would be entitled to injunctive and other appropriate relief to prevent the recipient from doing so. The recipient acknowledges that the harm caused to the Company by the breach or anticipated breach of this Article is by its nature irreparable because, among other things, it is not readily susceptible of proof as to the monetary harm that would ensue. The recipient consents that any interim or final equitable relief entered by a court of competent jurisdiction shall, at the request of the Company or one of its subsidiaries, be entered on consent and enforced by any court having jurisdiction over the recipient, without prejudice to any rights either party may have to appeal from the proceedings which resulted in any grant of such relief.

     (e) If any of the provisions contained in this Article shall for any reason, whether by application of existing law or law which may develop after the recipient's acceptance of an offer of the granting of stock appreciation rights or stock options, be determined by a court of competent jurisdiction to be overly broad as to scope of activity, duration, or territory, the recipient agrees to join the Company or any of its subsidiaries in requesting such court to construe such provision by limiting or reducing it so as to be enforceable to the extent compatible with then applicable law. If any one or more of the terms, provisions, covenants, or restrictions of this Article shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants, and restrictions of this Article shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

     2. The fact that an employee has been granted a stock option or a stock appreciation right under this Plan shall not limit the right of the employer to terminate the recipient's employment at any time. The Committee is authorized to suspend or terminate any outstanding stock option or stock appreciation right for actions taken prior to termination of employment if the Committee determines the recipient has acted significantly contrary to the best interests of the Company.

     3. More than one stock option or stock appreciation right may be granted to any employee under this Plan but the maximum number of shares with respect to which stock options or stock appreciation rights may be granted to any employee in any calendar year shall not exceed five percent (5%) of the number of shares which can be issued or transferred annually hereunder.

     4. The aggregate fair market value (determined at the time when the incentive stock option is exercisable for the first time by an employee during any calendar year) of the shares for which any employee may be granted incentive stock options under this Plan and all other stock option plans of the Company and its subsidiaries in any calendar year shall not exceed $100,000 (or such other amount as reflected in the limits imposed by Section 422(d) of the Internal Revenue Code of 1986, as it may be amended from time to time).

     5. If the Committee grants incentive stock options, all such stock options shall contain such provisions as permit them to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time.

     6. With respect to stock options granted in tandem with or parallel to stock appreciation rights, the exercise of either such stock options or such stock appreciation rights will result in the simultaneous cancellation of the same number of tandem or parallel stock appreciation rights or stock options, as the case may be.

     7. The exercise price for all stock options and stock appreciation rights shall be established by the Committee at the time of their grant and shall be not less than one hundred percent (100%) of the fair market value of the Common Stock of the Company on the date of grant.

ARTICLE G -- EXERCISE OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

     1. All stock options and stock appreciation rights granted hereunder shall have a maximum life of no more than fifteen (15) years from the date of grant; provided, however, that any stock options or stock appreciation rights with a life of more than ten (10) years from the date of grant that have been conditionally granted to the Chief Executive or to any other executive officer subject to the provisions of Section 162(m) of the Internal Revenue Code and subject to taxation under United States law, as it may be amended from time to time, prior to the annual meeting of shareholders scheduled for October 12, 1999 shall automatically be canceled effective October 12, 1999 if the shareholders do not adopt a resolution at such annual meeting approving grants to such officers with a maximum life of up to fifteen (15) years from the date of grant.

     2. No stock options or stock appreciation rights shall be exercisable within one (1) year from their date of grant, except in the case of the death of the recipient.

     3. During the lifetime of the recipient, stock options and stock appreciation rights may be exercised only by the recipient personally, or, in the event of the legal incompetence of the recipient, by the recipient's duly appointed legal guardian.

     4. In case a recipient of stock options or stock appreciation rights ceases to be an employee of the Company or any of its subsidiaries while holding an unexercised stock option or stock appreciation right:

     (a) Any unexercisable portions thereof are then void, except in the case of: (1) death of the recipient; (2) any Special Separation (as defined in section 6 of this Article G) that occurs more than six months from the date the options were granted; or (3) any option as to which the Committee has waived, at the time of grant, the provisions of this Article G, paragraph 4(a) pursuant to the authority granted by Article B, paragraph 3.

     (b) Any exercisable portions thereof are then void, except in the case of death, retirement in accordance with the provisions of any appropriate profit sharing or retirement plan of the Company or any of its subsidiaries, or Special Separation (as defined in section 6 of this Article G) of the recipient.

     5. In the case of the death of a recipient of stock options or stock appreciation rights while an employee of the Company or any of its subsidiaries, the persons to whom the stock options or stock appreciation rights have been transferred by will or the laws of descent and distribution shall have the privilege of exercising remaining stock options, stock appreciation rights or parts thereof, whether or not exercisable on the date of death of such employee, at any time prior to the expiration date of the stock options or stock appreciation rights.

     6. Termination of employment under the permanent disability provision of any appropriate profit sharing or retirement plan of the Company or any of its subsidiaries shall be deemed the same as retirement. Special Separation means any termination of employment, except a termination for cause or a voluntary resignation that is not initiated or encouraged by the Company, that occurs prior to the time a recipient is eligible to retire. The death of a recipient of stock options or stock appreciation rights subsequent to retirement or Special Separation shall not render exercisable stock options or stock appreciation rights which were unexercisable at the time of the retirement or Special Separation. The persons to whom the exercisable stock options or stock appreciation rights have been transferred by will or the laws of descent and distribution shall have the privilege of exercising such remaining stock options, stock appreciation rights or parts thereof, at any time prior to the expiration date of the stock options or stock appreciation rights.

     7. Stock options and stock appreciation rights are not transferable other than by will or by the laws of descent and distribution. For the purpose of exercising stock options or stock appreciation rights after the death of the recipient, the duly appointed executors and administrators of the estate of the deceased recipient shall have the same rights with respect to the stock options and stock appreciation rights as legatees or distributees would have after distribution to them from the recipient's estate.

     8. Upon the exercise of stock appreciation rights, the recipient shall be entitled to receive a redemption differential for each such stock appreciation right which shall be the difference between the then fair market value of one share of the Common Stock of the Company and the exercise price of one stock appreciation right then being exercised. In the case of the redemption of stock appreciation rights by a subsidiary of the Company not located in the United States, the redemption differential shall be calculated in United States dollars and converted to the appropriate local currency on the exercise date. As determined by the Committee, the redemption differential may be paid in cash, Common Stock of the Company to be valued at its fair market value on the date of exercise, any other mode of payment deemed appropriate by the Committee or any combination thereof. The number of shares with respect to which stock appreciation rights are being exercised shall not be available for granting future stock options or stock appreciation rights under this Plan.

     9. The Committee may, in its sole discretion, permit a stock option which is being exercised either (a) by an optionee whose retirement is imminent or who has retired or (b) after the death of the optionee, to be surrendered, in lieu of exercise, for an amount equal to the difference between the stock option exercise price and the fair market value of shares of the Common Stock of the Company on the day the stock option is surrendered, payment to be made in shares of the Company's Common Stock which are subject to this Plan valued at their fair market value on such date, cash, or a combination thereof, in such proportion and upon such terms and conditions as shall be determined by the Committee. The difference between the number of shares subject to stock options so surrendered and the number of shares, if any, issued upon such surrender shall represent shares which shall not be available for granting future stock options under this Plan.

     10. Time spent on leave of absence shall be considered as employment for the purposes of this Plan. Leave of absence means any period of time away from work granted to any employee by his or her employer because of illness, injury, or other reasons satisfactory to the employer.

     11. The Company reserves the right from time to time to suspend the exercise of any stock option or stock appreciation right where such suspension is deemed by it necessary or appropriate for corporate purposes. No such suspension shall extend the life of the stock option or stock appreciation right beyond its expiration date, and in no event will there be a suspension in the five (5) calendar days immediately preceding the expiration date.

ARTICLE H -- PAYMENT FOR STOCK OPTIONS.

     Upon the exercise of a stock option, payment in full of the exercise price shall be made by the optionee. As determined by the Committee, the stock option exercise price may be paid for by the optionee either in cash, shares of the Common Stock of the Company to be valued at their fair market value on the date of exercise, a combination thereof, or such other method as determined by the Committee.

ARTICLE I -- TRANSFER OF SHARES.

     1. The Committee may transfer Common Stock of the Company under the Plan subject to such conditions or restrictions, if any, as the Committee may determine. The conditions and restrictions may vary from time to time and with respect to particular employees or group of employees and may be set forth in agreements between the Company and the employee or in the awards of stock to them, all as the Committee determines. It is contemplated that the conditions and restrictions established by the Committee will be consistent with the objectives of this Plan and may be of the following types. In giving these examples, it is not intended to restrict the Committee's authority to impose other restrictions or conditions, or to waive restrictions or conditions under circumstances deemed by the Committee to be appropriate and not contrary to the best interests of the Company.

     (a)  Restrictions

          The employee will not be able to sell, pledge, or dispose of the shares during a specified period except in accordance with the agreement or award. Such restrictions will lapse either after a period of, for example, five years, or in fifteen or fewer annual installments following retirement or termination of employment, as the Committee from time to time may determine. However, upon the transfer of shares subject to restrictions, an employee will have all incidents of ownership in the shares, including the right to dividends (unless otherwise restricted by the Committee), to vote the shares, and to make gifts of them to family members (still subject to the restrictions).

     (b)  Lapse of Restrictions

          In order to have the restrictions lapse, an employee may be required to continue in the employ of the Company or a subsidiary for a prescribed period of time. Exemption from this requirement may be prescribed in the case of death, disability, or retirement, or as otherwise prescribed by the Committee. In addition, an employee may be required, following termination of employment other than by retirement or disability, to render limited consulting and advisory services and to refrain from conduct deemed contrary to the best interests of the Company.

ARTICLE J -- ADJUSTMENTS.

     The amount of shares authorized to be issued annually under this Plan will be subject to appropriate adjustments in their numbers in the event of future stock splits, stock dividends, or other changes in capitalization of the Company occurring after the date of approval of this Plan by the Company's shareholders to prevent the dilution or enlargement of rights under this Plan; following any such change, the term "Common Stock" shall be deemed to refer to such class of shares or other securities as may be applicable. The number of shares and exercise prices covered by outstanding stock options and stock appreciation rights shall be adjusted to give effect to any such stock splits, stock dividends, or other changes in the capitalization.

ARTICLE K -- ADDITIONAL PROVISIONS.

     1. The Board may, at any time, repeal this Plan or may amend it from time to time except that no such amendment may amend this paragraph, increase the annual aggregate number of shares subject to this Plan, reduce the price at which stock options or stock appreciation rights may be granted, exercised, or surrendered, alter the class of employees eligible to receive stock options, or increase the percentage of shares authorized to be transferred as restricted or unrestricted stock. The recipient of awards under this Plan and the Company shall be bound by any such amendments as of their effective dates, but if any outstanding stock options or stock appreciation rights are affected, notice thereof shall be given to the holders of such stock options and stock appreciation rights and such amendments shall not be applicable to such holder without his or her written consent. If this Plan is repealed in its entirety, all theretofore granted unexercised stock options or stock appreciation rights shall continue to be exercisable in accordance with their terms and shares subject to conditions or restrictions transferred pursuant to this Plan shall continue to be subject to such conditions or restrictions.

     2. In the case of an employee of a subsidiary company, performance under this Plan, including the transfer of shares of the Company, may be by the subsidiary. Nothing in this Plan shall affect the right of the Company or any subsidiary to terminate the employment of any employee with or without cause. None of the participants, either individually or as a group, and no beneficiary or other person claiming under or through any participant, shall have any right, title, or interest in any shares of the Company purchased or reserved for the purpose of this Plan except as to such shares, if any, as shall have been granted or transferred to him or her. Nothing in this Plan shall preclude the issuance or transfer of shares of the Company to employees under any other plan or arrangement now or hereafter in effect.

     3. "Subsidiary" means any company in which fifty percent (50%) or more of the total combined voting power of all classes of stock is owned, directly or indirectly, by the Company. In addition, the Board may designate for participation in this Plan as a "subsidiary," except for the granting of incentive stock options, those additional companies affiliated with the Company in which the Company's direct or indirect stock ownership is less than fifty percent (50%) of the total combined voting power of all classes of such company's stock.

     4. Notwithstanding anything to the contrary in the this Plan, stock options and stock appreciation rights granted hereunder shall vest immediately and any conditions or restrictions on Common Stock shall lapse upon a "Change in Control." A "Change in Control" shall mean the occurrence of any of the following:

     (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any "Person" (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred pursuant to this Section 4(a), Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Related Entity"), (ii) the Company or any Related Entity, or (iii) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

     (b) The individuals who, as of July 11, 2000 are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least half of the members of the Board; or, following a Merger (as hereinafter defined) which results in a Parent Corporation (as hereinafter defined), the board of directors of the ultimate Parent Corporation; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

     (c)  The consummation of:

          (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a "Merger"), unless such Merger is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a Merger where:

               (A) the stockholders of the Company, immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the "Surviving Corporation") if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly by another Person (a "Parent Corporation"), or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation;

               (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least half of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation; and

               (C) no Person other than (1) the Company, (2) any Related Entity, (3) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such Merger was maintained by the Company or any Related Entity, or (4) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation if there is no Parent Corporation, or (y) if there is one or more Parent Corporations, the ultimate Parent Corporation;

          (ii) A complete liquidation or dissolution of the Company; or

          (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company's stockholders of the stock of a Related Entity or any other assets).

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

ARTICLE L -- CONSENT.

     Every recipient of a stock option, stock appreciation right, or transfer of shares pursuant to this Plan shall be bound by the terms and provisions of this Plan and of the stock option, stock appreciation right, or transfer of shares agreement referable thereto, and the acceptance of any stock option, stock appreciation right, or transfer of shares pursuant to this Plan shall constitute a binding agreement between the recipient and the Company and its subsidiaries and any successors in interest to any of them. This Plan shall be governed by and construed in accordance with the laws of the State of Ohio, United States of America.

ARTICLE M -- DURATION OF PLAN.

     This Plan will terminate on July 14, 2002 unless a different termination date is fixed by the shareholders or by action of the Board of Directors, but no such termination shall affect the prior rights under this Plan of the Company (or any subsidiary) or of anyone to whom stock options or stock appreciation rights were granted prior thereto or to whom shares have been transferred prior to such termination.

                             ADDITIONAL INFORMATION

1.   SHARES AWARDED AS A PORTION OF REMUNERATION

     Any shares of Common Stock of the Company awarded as a portion of a participant's remuneration shall be valued at not less than one hundred percent (100%) of the fair market value of the Company's Common Stock on the date of the award. These shares may be subject to such conditions or restrictions as the Committee may determine, including a requirement that the participant remain in the employ of the Company or one of its subsidiaries for a set period of time, or until retirement. Failure to abide by any applicable restriction will result in forfeiture of the shares.

2.   TAX EFFECTS

     INCENTIVE STOCK OPTIONS

          With regard to tax effects which may accrue to the optionee, counsel advises that if the optionee has continuously been an employee from the time an option has been granted until at least three months before it is exercised, under existing law no taxable income results to the optionee from the exercise of an incentive stock option at the time of exercise. However, the spread at exercise is an "adjustment" item for alternative minimum tax purposes.

          Any gain realized on the sale or other disposition of stock acquired on exercise of an incentive stock option is considered as long-term capital gain for tax purposes if the stock has been held more than two years after the date the option was granted and more than one year after the date of exercise of the option. If the stock is disposed of within one year after exercise, the lesser of any gain on such disposition or the spread at exercise (i.e., the excess of the fair market value of the stock on the date of exercise over the option price) is treated as ordinary income, and any appreciation after the date of exercise is considered long-term or short-term capital gain to the optionee depending on the holding period prior to sale. However, the spread at exercise (even if greater than the gain on the disposition) is treated as ordinary income if the disposition is one on which a loss, if sustained, is not recognized--e.g., a gift, a "wash" sale or a sale to a related party. The amount of ordinary income recognized by the optionee is treated as a tax deductible expense to the Company. No other amount relative to an incentive stock option is a tax deductible expense to the Company.

     NONSTATUTORY STOCK OPTIONS

          With regard to tax effects which may accrue to the optionee, counsel advises that under existing tax law gain taxable as ordinary income to the optionee is deemed to be realized at the date of exercise of the option, the gain on each share being the difference between the market price on the date of exercise and the option price. This amount is treated as a tax deductible expense to the Company at the time of the exercise of the option. Any appreciation in the value of the stock after the date of exercise is considered a long-term or short-term capital gain to the optionee depending on whether or not the stock was held for the appropriate holding period prior to sale.

     STOCK APPRECIATION RIGHTS

          With regard to tax effects which may accrue to the recipient, counsel advises that "United States persons," as defined in the Internal Revenue Code of 1986 (the "I.R.C."), must recognize ordinary income as of the date of exercise equal to the amount paid to the recipient, i.e., the difference between the grant price and the value of the shares on the date of exercise.

     SHARES AWARDED AS A PORTION OF REMUNERATION

          With regard to tax effects which may accrue to the recipient, counsel advises that "United States persons" as defined in the Internal Revenue Code of 1986 (the "I.R.C."), must recognize ordinary income in the first taxable year in which the recipient's rights to the stock are transferable or are not subject to a substantial risk of forfeiture, whichever is applicable. Recipients who are "United States persons" may also elect to include the income in their tax returns for the taxable year in which they receive the shares by filing an election to do so with the appropriate office of the Internal Revenue Service within 30 days of the date the shares are transferred to them.

          The amount includable in income is the fair market value of the shares as of the day the shares are transferable or not subject to a substantial risk of forfeiture, whichever is applicable; if the recipient has elected to include the income in the year in which the shares are received, the amount of income includable is the fair market value of the shares at the time of transfer.

          For non-United States persons, the time when income is realized, its measurement and its taxation, will depend on the laws of the particular countries in which the recipients are residents and/or citizens at the time of transfer or when the shares are first transferable and not subject to a substantial risk of forfeiture, as the case may be. "United States persons" who receive shares awarded as a portion of remuneration may also have tax consequences with respect to the receipt of shares or the expiration of restrictions or substantial risk of forfeiture on such shares under the laws of the particular country other than the United States of which such person is a resident or citizen.

     Notwithstanding the above advice received by the Company, it is each individual recipient's responsibility to check with his or her personal tax adviser as to the tax effects and proper handling of stock options, stock appreciation rights and Common Stock acquired. The above advice relates specifically to the U.S. consequences of stock options, stock appreciation rights and Common Stock acquired, including the U.S. consequences to "United States persons" whether or not resident in the U.S. In addition to U.S. tax consequences, for all persons who are not U.S. residents, the time when income, if any, is realized, the measurement of such income and its taxation will also depend on the laws of the particular country other than the U.S. of which such persons are resident and/or citizens at the time of grant or the time of exercise, as the case may be.

     The Plan is not subject to the qualification requirements of Section 401(a) of the I.R.C.

3.   EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

     The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended.

4.   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed by the Company with the Securities and Exchange Commission (File No. 1-434) pursuant to the 1934 Act are incorporated into this document by reference:

     1. The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999;

     2. The Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1999, December 31, 1999 and March 31, 2000; and

     3. All other documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Prospectus and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold.

     The Company will provide without charge to each participant in the Plan, upon oral or written request, a copy of any or all of these documents other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents. In addition, the Company will provide without charge to such participants a copy of the Company's most recent annual report to shareholders, proxy statement, and other communications distributed generally to security holders of the Company. Requests for such copies should be directed to Mr. Robert J. Thompson, Manager, Shareholder Services, The Procter & Gamble Company, P.O. Box 5572, Cincinnati, Ohio 45201, (513) 983-3413.

5.   ADDITIONAL INFORMATION

     Additional information about the Plan and its administrators may be obtained from Mr. Terry L. Overbey, Secretary, The Procter & Gamble Company, One Procter & Gamble Plaza, Cincinnati, Ohio 45202, (513) 983-4463.